Exhibit 23.7



                       Consent of Thomas P. Monahan, CPA

                                     CONSENT

     I, Thomas P. Monahan, CPA, hereby consent to the use of my report relating to the audited financial statements for the period from inception to April 30, 1996 in a registration statement on the Post Effective Amendment to Form SB-2 of American Bio Medica Corporation. to be filed with the Securities and Exchange Commission.

Dated: April 20, 1997



                                                    s/Thomas P. Monahan
                                                    -------------------
                                                    Thomas P. Monahan